UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-3566

T. Rowe Price Growth & Income Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2010

This amendment to the registrant’s Form N-CSR (filed with the Securities and
Exchange Commission on August 24, 2010 (0000706211-10-000008) restates the table captioned "TWENTY-FIVE LARGEST HOLDINGS" on page 8 of the
June 30, 2010 semiannual shareholder report. Nothing else in the original filing is amended or modified in any way by this Form N-CSR/A.

Item 1: Report to Shareholders

Growth & Income Fund	June 30, 2010

..

The views and opinions in this report were current as of June 30, 2010. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

Sign up for our E-mail Program, and you can begin to receive updated fund reports and prospectuses online rather than through the mail. Log in to your account at troweprice.com for more information.

Manager’s Letter

Fellow Shareholders

U.S. stocks got off to a promising start in 2010 and rose nearly 10% through late April as last year’s historic market rebound extended into the early months of the year. However, a series of market shocks, including an unusual “flash crash” in May, and tepid economic data took the wind out of the rally, leading to sharp market declines in the latter half of our reporting period that erased the earlier gains. Materials and energy were the weakest sectors, dragged down by a slowing economic recovery and the Gulf of Mexico oil spill. Industrials and business services and consumer discretionary shares posted more modest losses after particularly strong performance in the first quarter.

The Growth & Income Fund returned -7.42% for the six-month period ended June 30, 2010, versus -6.65% for the S&P 500 Index and -7.65% for its Lipper peer group index. Virtually every sector weighed on the fund’s absolute returns. Information technology, energy, and financial stocks were among the weakest, while our telecommunication services and industrials and business services shares posted more modest losses. Consumer discretionary was the lone sector to register a gain. Stock selection, particularly among our financial and information technology holdings, was the primary reason for the fund’s modest underperformance relative to the benchmark S&P 500 Index. However, our consumer discretionary, telecommunication services, and health care holdings outperformed their counterparts in the index and helped relative returns.

MARKET ENVIRONMENT

The year to date has been a tale of two quarters for U.S. equities. In the first quarter of 2010, stock markets recorded solid gains overall as a gradual, if not spectacular, economic recovery contributed to positive investor sentiment. Starting in late April, however, several key factors combined to undermine confidence in the pace and durability of the global economic rebound. The Chinese government implemented initiatives designed to throttle back on the country’s booming economic growth. A sovereign debt crisis began in Greece and quickly spread to other developed European countries. Soft domestic economic data in the labor and housing markets fueled concerns about the sustainability of the U.S. recovery. Economic and political fallout from the massive Macondo oil spill in the Gulf of Mexico further dimmed investor confidence. These factors, along with concerns surrounding government intervention in the financials and health care sectors, caused investors’ appetite for risk to fall precipitously.

As a result, U.S. stocks declined in the first half of 2010 as a sharp correction in May and June erased earlier market gains. All sectors in the S&P 500 Index fell. Materials and energy stocks fared worst, while industrials and business services and consumer discretionary shares posted more modest losses. Mid-cap and small-cap stocks held up better than large-caps, and value shares outperformed growth across all market capitalizations.

PERFORMANCE REVIEW

In the latter months of 2009, few would have predicted the rebound in consumer discretionary shares. However, that is exactly what happened as consumer sentiment and spending rebounded strongly in the first quarter of 2010. Retailers TJX and Dollar General—a position that we enlarged during the period—were among our better performers as a weak job market and an uneven economic recovery spurred cost-conscious consumers to shop in value-oriented stores. Cablevision was another good performer. The company’s considerable asset value was partially realized through the sale of New York’s iconic Madison Square Garden. Management took further steps to return capital to shareholders by increasing the stock dividend and announcing a $50 million share repurchase plan. The strong performance of consumer discretionary stocks over recent months has caused us to become a bit more cautious about the sector, particularly given stubbornly high unemployment that could limit household spending. As a result, we favor discretionary stocks that could provide solid growth in an anemic recovery and additional upside if the recovery is stronger than expected. (Please refer to the fund’s portfolio of investments for a complete listing of holdings and the amount each represents in the portfolio.)

Our industrials and business services shares posted only a modest overall loss as the sector’s more-defensive, less-cyclical names—squarely in the sweet spot of our investment approach—experienced relatively good performance. Many companies in this space undertook hefty cost cuts during the downturn and are reporting impressive gains in margins and earnings. Waste hauler Republic Services benefited from merger synergies from its acquisition of Allied Waste and improving fundamentals as volumes and pricing showed signs of recovery. We initiated a position in Precision Castparts, which is a leading manufacturer of metal components and products for aerospace and industrial gas turbine applications. The company operates in a business with high barriers to entry and is well positioned to increase market share. We are focused on machinery, industrial conglomerates, and aerospace and defense companies with diversified operations, high-margin businesses, and strong growth potential. As always, we continue to favor management teams that we believe best represent the long-term interest of shareholders.

After a strong rally in 2009 and early 2010, our information technology shares tumbled as investor sentiment soured in the face of a slowing economic recovery. Microsoft fell amid worries about the software giant’s long-term growth prospects. The company remains the dominant player in desktop software, but long-term secular challenges remain as the sector moves toward Internet/cloud-based computing. We believe the company’s valuation and massive cash generation offset these concerns, however. We reduced our position in Intel, the world’s largest semiconductor manufacturer, on strength, and at this point in the product cycle, we prefer the better growth prospects of companies such as Texas Instruments and Marvell Technology Group. At the bottom of the economic downturn, Marvell’s management was able to cut costs aggressively and maintain attractive gross margins and profitability despite revenue pressures. Selling chips in diverse end markets, including hard disk drives, communications infrastructure, and smartphones, should benefit the company as the economy improves. Apple was the lone bright spot of our IT holdings and was among the fund’s top performers for the period. Apple is in the midst of the strongest product cycle in the company’s history, with both iPad and iPhone 4 being extraordinarily well received.

Energy shares also weighed heavily on fund performance in the midst of a slowing economic recovery and the massive Macondo oil spill. Even though it was not directly involved in the disastrous Gulf spill, ExxonMobil was caught in a downdraft that punished most large oil and gas producers as the federal government declared a moratorium on deepwater drilling in the Gulf. However, ExxonMobil is the world’s largest publicly traded integrated oil company, and its revenues are more a function of global oil and gas prices. Although short-term uncertainties certainly loom over the sector, the long-term supply/demand dynamic bodes well for this high-quality, diversified company. CONSOL Energy and Royal Dutch Shell also declined. Smith International, however, generated the fund’s best overall performance during the period after the company agreed to be purchased by Schlumberger. Baker Hughes also produced respectable returns after aggressive cost-cutting, management reorganization, and promising projects helped the company regain market share after a few years of poor execution.

The financials sector was hurt by uncertainties surrounding the long-term ramifications of new financial regulation, potentially burdensome capital requirements, and growing signs of a slowing economic recovery. JPMorgan Chase declined sharply, but credit statistics are improving dramatically, and the bank is very well capitalized. In addition to being caught up in the sector’s broader decline, shares of Goldman Sachs were punished after being accused of fraud by the Securities and Exchange Commission as a result of its involvement in underwriting the sale of certain mortgage-backed securities. Overall, we believe the sector is beginning to show signs of stabilization. Furthermore, the steep sell-off has offered ample opportunities to buy high-quality shares at attractive prices. As a result, we added to our position in Franklin Resources, a leading investment manager, and continue to focus on companies that we believe are taking market share and will emerge from the downturn in a stronger position.

Concerns about the impact of massive government reform weighed on our health care stocks. Shares of Baxter International fell amid weaker-than-expected sales for several of the company’s key blood products, and management significantly lowered earnings guidance for the remainder of the year. Express Scripts, a leading pharmaceutical benefits manager, did well and should continue to thrive as generic drug substitution and the increased use of mail order for drug purchasing support its strong growth. Shares of Pfizer declined, but we believe the company’s acquisition of Wyeth has helped diversify its core business and alleviate long-term growth concerns. We added to our existing position in pharmaceutical distributor McKesson. Poised to benefit from the generic wave in pharmaceutical distribution, McKesson is expected to generate double-digit earnings and good free cash flow despite a weakening economy. We purchased shares of Zimmer Holdings, a leading manufacturer of reconstructive orthopedic implants. We believe significant investments in product improvements should lead to market share gains and enhanced profitability over the long term. We eliminated our CVS Caremark shares in light of difficulties surrounding the Caremark integration.

OUTLOOK

We believe we are on the road toward economic and stock market recovery. However, events over recent months have served notice that the rebound may be slower and more volatile than many investors expected just a few months ago. Despite the recent correction in equity markets, underlying fundamentals generally appear to be positive. To be sure, uncertainties about the U.S. fiscal position, taxation, government regulation, and anemic labor markets remain and could weigh heavily on the economy and markets. However, most indicators point to continued growth, albeit at a slower rate than was expected earlier in 2010. The direction of government regulatory and tax policies is unclear, which represents a significant concern for corporations who are looking to expand and hire. In addition, this uncertainty could be playing a role in stubbornly high unemployment.

Stock selection is likely to play a critical role in this environment, and we believe our in-depth independent research and collaborative investment approach will add value for shareholders. We will continue to look for high-quality companies that not only can control costs effectively but also enjoy reasonable revenue growth.

Respectfully submitted,

Thomas J. Huber
President of the fund and chairman of its Investment Advisory Committee

July 26, 2010

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF STOCK INVESTING

As with all stock and bond mutual funds, a fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. Funds investing in stocks with a dividend orientation may have somewhat lower potential for price appreciation than those concentrating on rapidly growing firms. Also, a company may reduce or eliminate its dividend.

GLOSSARY

Beta: A measure of the market risk of a stock showing how responsive it is to a given market index, such as the S&P 500 Index. By definition, the beta of the benchmark index is 1.00. A fund with a 1.10 beta is expected to perform 10% better than the index in up markets and 10% worse in down markets. Usually, higher betas represent riskier investments.

Dividend yield: The annual dividend of a stock divided by the stock’s price.

Free cash flow: The excess cash a company generates from its operations that can be taken out of the business for the benefit of shareholders, such as dividends, share repurchases, investments, and acquisitions.

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Price/book ratio: A valuation measure that compares a stock’s market price with its book value; i.e., the company’s net worth divided by the number of outstanding shares.

Price-to-earnings (P/E) ratio – 12 months forward: A valuation measure calculated by dividing the price of a stock by the analysts’ forecast of the next 12 months’ expected earnings. The ratio is a measure of how much investors are willing to pay for the company’s future earnings. The higher the P/E, the more investors are paying for a company’s earnings growth in the next 12 months.

Risk/reward: The relationship between the degree of risk associated with an investment and its return potential. Typically, the higher the potential return of an investment, the greater the risk.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-capitalization U.S. companies.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 6/30/10
American Tower	2.7%
Danaher	2.6
ExxonMobil	2.2
Wal-Mart	1.9
3M	1.8
Schlumberger	1.8
JPMorgan Chase	1.8
TJX	1.7
Microsoft	1.6
Express Scripts	1.6
Procter & Gamble	1.6
Republic Services	1.6
Kohl's	1.5
WellPoint	1.5
Aon	1.5
Teva Pharmaceutical Industries	1.5
Cablevision Systems	1.5
AT&T	1.5
Murphy Oil	1.4
Johnson & Johnson	1.4
Fiserv	1.4
McKesson	1.4
U.S. Bancorp	1.4
Google	1.3
PepsiCo	1.3
Total	41.5%

Note: The information shown does not reflect any exchange-traded funds (ETFs), investments in the T. Rowe Price Reserve Investment Fund, or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	6 Months Ended 6/30/10‡	Year Ended 12/31/09‡	12/31/08‡	12/31/07‡	12/31/06‡	12/31/05‡
NET ASSET VALUE						
Beginning of period	$ 17.90	$ 13.88	$ 22.19	$ 22.14	$ 20.62	$ 22.51
Investment activities						
Net investment income	0.08	0.20	0.23	0.24	0.29	0.21
Net realized and unrealized gain (loss)	(1.40)	4.01	(8.31)	1.11	2.64	0.37
Total from investment activities	(1.32)	4.21	(8.08)	1.35	2.93	0.58
Distributions						
Net investment income	(0.09)	(0.19)	(0.23)	(0.25)	(0.29)	(0.23)
Net realized gain	–	–	–	(1.05)	(1.12)	(2.24)
Total distributions	(0.09)	(0.19)	(0.23)	(1.30)	(1.41)	(2.47)
NET ASSET VALUE						
End of period	$ 16.49	$ 17.90	$ 13.88	$ 22.19	$ 22.14	$ 20.62

Ratios/Supplemental Data

Total return[1]	(7.42)%	30.57%	(36.60)%	6.28%	14.44%	2.60%
Ratio of total expenses to average net assets	0.72%[2]	0.76%	0.73%	0.70%	0.73%	0.76%
Ratio of net investment income to average net assets	0.92%[2]	1.31%	1.23%	1.06%	1.34%	0.98%
Portfolio turnover rate	4.6%	17.7%	20.1%	30.8%	50.7%	52.1%
Net assets, end of period (in millions)	$ 942	$ 1,041	$ 839	$ 1,434	$ 1,667	$ 1,722

‡ Per share amounts calculated using average shares outstanding method.

(1) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

(2) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares	Value
COMMON STOCKS 99.0%		
CONSUMER DISCRETIONARY 13.7%		
Hotels, Restaurants & Leisure 3.0%		
Marriott, Class A (1)	302,089	9,044
Starbucks	232,800	5,657
Wynn Resorts	84,000	6,407
Yum! Brands	180,300	7,039
		28,147
Household Durables 0.5%		
Lennar, Class A (1)	350,000	4,869
		4,869
Internet & Catalog Retail 1.2%		
Amazon.com (2)	102,800	11,232
		11,232
Media 2.1%		
Cablevision, Class A	589,100	14,144
Time Warner	216,666	6,264
		20,408
Multiline Retail 2.8%		
Dollar General (1)(2)	426,900	11,761
Kohl's (2)	305,400	14,507
		26,268
Specialty Retail 4.1%		
Bed Bath & Beyond (2)	286,000	10,605
Lowe's	584,300	11,931
TJX	378,400	15,874
		38,410
Total Consumer Discretionary		129,334

CONSUMER STAPLES 8.8%		
Beverages 2.3%		
Coca-Cola	183,100	9,177
PepsiCo	199,000	12,129
		21,306
Food & Staples Retailing 1.9%		
Wal-Mart	365,600	17,574
		17,574
Food Products 1.0%		
General Mills	275,000	9,768
		9,768
Household Products 1.6%		
Procter & Gamble	257,100	15,421
		15,421
Personal Products 0.9%		
Avon	318,500	8,440
		8,440
Tobacco 1.1%		
Philip Morris International	231,600	10,617
		10,617
Total Consumer Staples		83,126
ENERGY 11.4%		
Energy Equipment & Services 3.7%		
Baker Hughes	246,100	10,230
Schlumberger	311,000	17,211
Smith International	194,200	7,312
		34,753

Teva Pharmaceutical, ADR	273,000	14,193
		43,881
Total Health Care		138,615
INDUSTRIALS & BUSINESS SERVICES 11.4%		
Aerospace & Defense 1.3%		
Precision Castparts	46,800	4,817
United Technologies	112,100	7,276
		12,093
Air Freight & Logistics 1.7%		
Expeditors International of Washington	268,500	9,266
UPS, Class B	128,600	7,316
		16,582
Commercial Services & Supplies 1.6%		
Republic Services	504,600	15,002
		15,002
Electrical Equipment 0.3%		
Rockwell Automation	57,000	2,798
		2,798
Industrial Conglomerates 3.0%		
3M	218,500	17,259
McDermott International (2)	498,300	10,793
		28,052
Machinery 3.5%		
Danaher	670,000	24,871
Illinois Tool Works	199,500	8,235
		33,106
Total Industrials & Business Services		107,633

Microsoft	675,000	15,532
		22,216
Total Information Technology		137,239
MATERIALS 1.7%		
Chemicals 0.2%		
Monsanto	30,200	1,396
		1,396
Construction Materials 0.4%		
Vulcan Materials (1)	88,700	3,887
		3,887
Metals & Mining 1.1%		
BHP Billiton (GBP)	411,865	10,658
		10,658
Total Materials		15,941
TELECOMMUNICATION SERVICES 5.1%		
Diversified Telecommunication Services 1.5%		
AT&T	573,700	13,878
		13,878
Wireless Telecommunication Services 3.6%		
America Movil, ADR (1)	190,000	9,025
American Tower, Class A (2)	570,800	25,400
		34,425
Total Telecommunication Services		48,303
UTILITIES 4.3%		
Electric Utilities 2.8%		
Duke Energy	526,700	8,427

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Growth & Income Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on December 21, 1982. The fund seeks to provide long-term capital growth, a reasonable level of current income, and increasing future income through investments primarily in dividend-paying common stocks.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by fund management. Fund management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale of securities.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid quarterly. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $2,000 for the six months ended June 30, 2010. Additionally, the fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

New Accounting Pronouncement On January 1, 2010, the fund adopted new accounting guidance that requires enhanced disclosures about fair value measurements in the financial statements. Adoption of this guidance had no impact on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s investments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on June 30, 2010:

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by fund management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. On June 30, 2010, the value of loaned securities was $16,292,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $47,543,000 and $68,782,000, respectively, for the six months ended June 30, 2010.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

In accordance with federal tax regulations, the fund recognized capital losses in the current period for tax purposes that had been recognized in the prior fiscal year for financial reporting purposes. Such deferrals relate to net capital losses realized between November 1, 2009 and December 31, 2009, and totaled $29,000. The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of December 31, 2009, the fund had $118,158,000 of unused capital loss carryforwards, which expire: $31,693,000 in fiscal 2016 and $86,465,000 in fiscal 2017.

At June 30, 2010, the cost of investments for federal income tax purposes was $899,231,000. Net unrealized gain aggregated $66,801,000 at period-end, of which $136,013,000 related to appreciated investments and $69,212,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.25% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2010, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended June 30, 2010, expenses incurred pursuant to these service agreements were $44,000 for Price Associates; $413,000 for T. Rowe Price Services, Inc.; and $127,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 9, 2010, the fund’s Board of Directors (Board) unanimously approved the continuation of the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price Associates, Inc. (Adviser). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Adviser during the course of the year, as discussed below:

Services Provided by the Adviser
The Board considered the nature, quality, and extent of the services provided to the fund by the Adviser. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Adviser’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Adviser.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the 1-, 3-, 5-, and 10-year periods, as well as the fund’s year-by-year returns, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the severity of the market turmoil during 2008 and 2009, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Adviser under the Contract and other benefits that the Adviser (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Adviser may receive some benefit from its soft-dollar arrangements pursuant to which it receives research from broker-dealers that execute the applicable fund’s portfolio transactions. The Board also received information on the estimated costs incurred and profits realized by the Adviser and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Adviser’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Adviser. Under the Contract, the fund pays a fee to the Adviser composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was above the median for certain groups of comparable funds but at or below the median for other groups of comparable funds. The information also indicated that the fund’s total expense ratio was below the median for comparable funds. The Board also reviewed the fee schedules for institutional accounts of the Adviser and its affiliates with smaller mandates. Management informed the Board that the Adviser’s responsibilities for institutional accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise and that the Adviser performs significant additional services and assumes greater risk for the fund and other T. Rowe Price mutual funds that it advises than it does for institutional accounts. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board was assisted by the advice of independent legal counsel and concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Growth & Income Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 17, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 17, 2010

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	August 17, 2010